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                                                                  Exhibit 10.8.2

                                 AMENDMENT TO
                         CHAIRMAN/CONSULTING/SEVERANCE
                                   AGREEMENT

     This Amendment to Chairman/Consulting/Severance Agreement (this "Amendment") is entered into by and between Sterling Commerce, Inc., a Delaware corporation ("Sterling Commerce"), and Sterling L. Williams ("Williams").

     A. Sterling Commerce and Williams entered into a Chairman/Consulting/Severance Agreement, dated as of May 31, 1998 (the "Agreement").

     B. For good and valuable consideration, receipt of which is hereby acknowledged, Sterling Commerce and Williams desire to amend the Agreement as set forth below.

     NOW, THEREFORE, Sterling Commerce and Williams agree as follows:

     1. The final sentence of Section 3 of the agreement is hereby deleted and replaced with the following:

     "Williams' obligations under the second sentence of this Section 3 shall terminate on the earlier of (i) 24 months after giving any notice of termination under Section 4 hereof and (ii) the giving of the Acceleration Notice (as defined in Section 5 hereof)."

     2. In all other respects, the terms of the Agreement will remain in full force and effect.

     This Amendment is effective as of September 1, 1999.

                                       STERLING COMMERCE, INC.



                                By:  /s/ Albert K. Hoover
                                     ------------------------------------------
                                     Albert K. Hoover
                                     Senior Vice President and General Counsel




                                     /s/ Sterling L. Williams
                                     -------------------------------------------
                                     Sterling L. Williams